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                                                                EXHIBIT 10.20(b)

                            SECOND AMENDMENT TO THE
            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
                                      FOR

                  CHARTER COMMUNICATIONS HOLDING COMPANY, LLC
                      A DELAWARE LIMITED LIABILITY COMPANY

     This Second Amendment to the Amended and Restated Limited Liability Company Agreement for Charter Communications Holding Company, LLC, a Delaware limited liability company ("COMPANY"), is adopted effective as of October 24, 2000 ("EFFECTIVE DATE") by Charter Communications, Inc., a Delaware corporation ("PUBLICCO"), with reference to the following facts:

     A. The Company is being operated pursuant to that certain Amended and Restated Limited Liability Company Agreement entered into and made effective as of February 14, 2000, by and among Charter Investment, Inc, Vulcan Cable III Inc., PublicCo, and certain other parties, as amended (the "LLC AGREEMENT"). Unless otherwise defined, capitalized terms used herein have the meanings assigned to them in the LLC Agreement.

     B. In connection with certain transactions entered into or to be entered into by PublicCo and its subsidiaries, the certificate of incorporation of PublicCo has been amended. PublicCo desires to make certain conforming changes to the LLC Agreement.

     C. Section 10.11 of the LLC Agreement provides that an amendment to the LLC Agreement to incorporate the changes made by this Second Amendment shall be effective as an amendment upon the approval of Members holding more than fifty percent (50%) of the Class B Common Units. On the Effective Date, PublicCo owns all outstanding Class B Common Units and desires to approve the amendments to the LLC Agreement made by this Second Amendment.

     NOW, THEREFORE, the LLC Agreement is hereby amended as follows:

          1. Section 2.5 of the LLC Agreement is amended and restated in its entirety to read as follows:

             2.5 Purpose of Company. The Company may carry on any lawful business, purpose, or activity that may be carried on by a limited liability company under applicable law; (i) provided, however, that, until all outstanding shares of Class B Common Stock have been converted into shares of Class A Common Stock in accordance with Clause (b)(viii) of Article Fourth of PublicCo's certificate of incorporation as constituted as of the Class B Common Measuring Date, without the
        Approval of the Class A Common Members, the Company shall not engage directly or indirectly, including without limitation through any Subsidiary, in any business other than (A) the Cable Transmission Business (as defined below), (B) as a member or shareholder of, and subscriber to, the portal joint venture with Broadband Partners, (C) as an owner and operator of the business of Interactive Broadcaster
        Services Corporation, a California corporation, which shall include solely the ownership of its assets and continuation of its business substantially as owned and conducted as of September 13, 2000, (D) as a member of and service provider to the joint venture for the development of a licensable reference design for a cable set-top box with functionalities of a video cassette recorder and a personal video recorder, (E) as a member of Cable Sports Southeast, LLC, a Delaware limited liability company ("Cable Sports"), so long as Cable Sports continues to conduct substantially the same business conducted by it on October 24, 2000, and (F) as a shareholder of High Speed Access Corp., a Delaware corporation ("HSA"), so long as HSA continues to conduct substantially the same business as conducted by it at the time of the consummation of the transactions contemplated by the Stock Purchase Agreement dated as of October 19, 2000 among Charter Communications Ventures, LLC, HSA and Vulcan Ventures Incorporated, as it may be
        amended from time to time; (ii) provided further, that to the extent that, as of the Class B Common Measuring Date, the Company was directly or indirectly engaged in or had agreed to acquire directly
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        or indirectly any business other than the Cable Transmission Business or as a member of, and subscriber to, the portal joint venture with Broadband Partners (any such other business, an "INCIDENTAL BUSINESS," and collectively, "INCIDENTAL BUSINESSES"), so long as (a) such Incidental Businesses so engaged in by the Company on the Class B Common Measuring Date in the aggregate on such date accounted for less than ten percent (10%) of the consolidated revenues of the total business engaged in by the Company or (b) such Incidental Businesses which on the Class B Common Measuring Date the Company had agreed to acquire in the aggregate on such date accounted for less than ten percent (10%) of the consolidated revenues of the total businesses to be acquired, as applicable, the Company may, directly or indirectly, including through any Subsidiary, continue to conduct any such Incidental Business and the foregoing limitation on the business and purpose of the Company shall not require that any such Incidental Business be divested by the Company, but the Company shall not, directly or indirectly, expand any such Incidental Business by means of any acquisition or any commitment of the Company or its Subsidiaries' resources or financial support. "CABLE TRANSMISSION BUSINESS" means the transmission of video, audio (including telephony) and data over cable television systems owned, operated or managed by the Company or its Subsidiaries; provided, that the businesses of RCN Corporation and its Subsidiaries shall not be deemed to be a Cable Transmission Business.

          2. The first two paragraphs of Section 5.7 are amended and restated in their entirety to read as follows:

             5.7 Competing Activities. Except as provided by any individual contract: (i) any Manager or Member (and their respective officers, directors, agents, shareholders, members, partners or Affiliates) may engage or invest in, independently or with others, any business activity of any type or description, including without limitation those that might be the same as or similar to the Company's business or the business of any Subsidiary and that might be in direct or indirect competition with the Company or any Subsidiary; (ii) neither the Company or any Subsidiary nor any Member shall have any right in or to such other ventures or activities or to the income or proceeds derived therefrom; (iii) no Manager or Member (and their respective officers, directors, agents, shareholders, members, partners or Affiliates) shall be obligated to present any investment opportunity or prospective economic advantage to the Company or any Subsidiary, even if the opportunity is of the character that, if presented to the Company or any Subsidiary, could be taken by the Company or any Subsidiary; and (iv) any Manager or Member (and their respective officers, directors, agents, shareholders, members, partners or Affiliates) shall have the right to hold any investment opportunity or prospective economic advantage for such Manager's or Member's (and their respective officers', directors', agents', shareholders', members', partners' or Affiliates') own account or to recommend such opportunity to Persons other than the Company or any Subsidiary; (i) provided that as a condition to election as Manager and receiving a Membership Interest in the Company upon consummation of the IPO, PublicCo agrees that until all outstanding shares of Class B Common Stock have been converted into shares of Class A Common Stock in accordance with Clause (b)(viii) of Article Fourth of PublicCo's certificate of incorporation as constituted as of the Class B Common Measuring Date, it shall not engage directly or indirectly, including without limitation through any Subsidiary, in any business other than
        (A) the Cable Transmission Business, (B) as a member or shareholder of, and subscriber to, the portal joint venture with Broadband Partners; (C) as an owner and operator of the business of Interactive Broadcaster Services Corporation, a California corporation, which shall include solely the ownership of its assets and continuation of its business substantially as owned and conducted as of September 13, 2000; (D) as a member of and service provider to the joint venture for the development of a licensable reference design for a cable set-top box with functionalities of a video cassette recorder and a personal video recorder; (E) as a member of Cable Sports Southeast, LLC, a Delaware limited liability company ("Cable Sports"), so long as Cable Sports continues to conduct substantially the same business conducted by it on October 24, 2000; and (F) as a shareholder of High Speed Access Corp., a Delaware corporation ("HSA"), so long as HSA continues to conduct substantially the same business as conducted by it at the time of the consummation of the transactions contemplated by the
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        Stock Purchase Agreement dated as of October 19, 2000 among Charter
        Communications Ventures, LLC, HSA and Vulcan Ventures Incorporated, as it may be amended from time to time; (ii) provided further, that to the extent that, as of the Class B Common Measuring Date, PublicCo was directly or indirectly engaged in, or had agreed to acquire directly or indirectly, an Incidental Business, so long as (a) such Incidental Businesses so engaged in by PublicCo on the Class B Common Measuring Date in the aggregate on such date accounted for less than ten percent (10%) of the consolidated revenues of the total business engaged in by PublicCo, or (b) such Incidental Businesses which on the Class B Common Measuring Date PublicCo had agreed to acquire in the aggregate on such date accounted for less than ten percent (10%) of the consolidated revenues of the total businesses to be acquired, as applicable, PublicCo may, directly or indirectly, including through any Subsidiary, continue to conduct any such Incidental Business and the foregoing limitation on the business and purpose of PublicCo shall not require that any such Incidental Business be divested by PublicCo, but PublicCo shall not, directly or indirectly, expand any such Incidental Business by means of any acquisition or any commitment of PublicCo or its Subsidiaries' resources or financial support. PublicCo also agrees that it shall not
        (i) hold any assets, other than (a) working capital cash and cash equivalents held for the payment of current obligations and receivables from the Company; (b) Common Units; (c) back-to-back obligations and mirror equity interests of the Company, consisting of obligations and equity securities (other than Common Units, but including convertible securities), which are substantially equivalent to liabilities or obligations or securities of PublicCo to third parties; (d) assets subject to an existing obligation to contribute such assets (or successor assets) to the Company in exchange for Units; (e) assets acquired as a result of the issuance of (x) common stock of PublicCo and/or preferred stock of PublicCo and/or (y) liabilities or obligations of PublicCo, subject to an existing obligation to contribute such assets (or successor assets) to the Company in exchange for Common Units (in respect of the common stock of PublicCo issued) and/or for mirror equity securities (other than Common Units, but including convertible securities, in respect of the mirror equity securities issued) of the Company and/or liabilities or obligations of the Company (in respect of the liabilities or obligations incurred), which are substantially equivalent to the equity securities and/or liabilities and obligations of PublicCo issued to acquire such assets; or (f) goodwill or deferred tax assets, or (ii) incur any liabilities or obligations for borrowed money, for acquisition of assets or under any capital lease, other than
        (a) in connection with back-to-back obligations of the Company to PublicCo consisting of liabilities or obligations of the Company which are substantially equivalent to liabilities or obligations of PublicCo to a third party; (b) liabilities or obligations incident to the acquisition of Units in exchange for common stock of PublicCo; or (c) liabilities or obligations as contemplated by Clauses (i)(d) and (e) immediately above. PublicCo further agrees (x) that it shall not issue, transfer from treasury stock or repurchase shares of its common stock unless in connection with any such issuance, transfer, or repurchase PublicCo takes all requisite action such that, after giving effect to all such issuances, transfers or repurchases, the number of outstanding shares of common stock will equal on a one-for-one basis the number of Common Units owned by PublicCo; (y) that it shall not issue, transfer from treasury stock or repurchase shares of preferred stock of PublicCo unless in connection with any such issuance, transfer or repurchase PublicCo takes all requisite action such that, after giving effect to all such issuances, transfers or repurchases, PublicCo holds mirror equity interests of the Company which are in the aggregate substantially equivalent to the outstanding preferred stock of PublicCo; and (z) upon any reclassification of the Common Units, whether by combination, division or otherwise, it shall take all requisite action so that the number of outstanding shares of common stock will equal on a one-for-one basis the number of Common Units owned by PublicCo.

             The Company agrees that, until all outstanding shares of Class B Common Stock have been converted into shares of Class A Common Stock in accordance with Clause (b)(viii) of Article Fourth of PublicCo's certificate of incorporation as constituted as of the Class B Common Measuring Date, without the Approval of the Class A Common Members, (i) the Company shall not engage directly or indirectly, including without limitation through any Subsidiary, in any
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        business other than (A) the Cable Transmission Business, (B) as a member or shareholder of and subscriber to, the portal joint venture with Broadband Partners, (C) as an owner and operator of the business of Interactive Broadcaster Services Corporation, a California corporation, which shall include solely the ownership of its assets and continuation of its business substantially as owned and conducted as of September 13, 2000, (D) as a member of and service provider to the joint venture for the development of a licensable reference design for a cable set-top box with functionalities of a video cassette recorder and a personal video recorder, (E) as a member of Cable Sports Southeast, LLC, a Delaware limited liability company ("Cable Sports"), so long as Cable Sports continues to conduct substantially the same business conducted by it on October 24, 2000, and (F) as a shareholder of High Speed Access Corp., a Delaware corporation ("HSA"), so long as HSA continues to conduct substantially the same business as conducted by it at the time of the consummation of the transactions contemplated by the Stock Purchase Agreement dated as of October 19, 2000 among the Charter Communications Ventures, LLC, HSA and Vulcan Ventures Incorporated, as it may be amended from time to time; and (ii) to the extent that, as of the Class
        B Common Measuring Date, the Company was directly or indirectly engaged in, or had agreed to acquire directly or indirectly, an Incidental Business, so long as (a) such Incidental Businesses so engaged in by the Company on the Class B Common Measuring Date in the aggregate on such date accounted for less than ten percent (10%) of the consolidated revenues of the total business engaged in by the Company or (b) such Incidental Businesses which on the Class B Common Measuring Date the Company had agreed to acquire in the aggregate on such date accounted for less than ten percent (10%) of the consolidated revenues of the total businesses to be acquired, as applicable, the Company may, directly or indirectly, including through any Subsidiary, continue to conduct any such Incidental Business and the foregoing limitation on the business and purpose of the Company shall not require that any such Incidental Business be divested by the Company, but the Company shall not, directly or indirectly, expand any such Incidental Business by means of any acquisition or any commitment of the Company or its Subsidiaries' resources or financial support.

     IN WITNESS WHEREOF, the undersigned has executed this Second Amendment, effective as of the date first written above.

                                          Charter Communications, Inc.

                                          By: /s/    CURTIS S. SHAW
                                            ------------------------------------
                                            Curtis S. Shaw
                                            Senior Vice President